UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 15, 2024
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described under Item 5.07 of this Form 8-K, at the annual meeting of shareholders (the “Annual Meeting”) Burke & Herbert Financial Services Corp. (the “Company”), and upon the recommendation of the Company’s board of directors (the “Board”), the Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 20,000,000 to 40,000,000 shares. The Board previously declared the proposal to be in the best interests of the Company and its shareholders at the Board’s meeting of March 28, 2024 and approved the amendment to the Articles of Incorporation, subject to shareholder approval.

The amendment to the Articles of Incorporation is described in detail under “Proposal No. 3: Amendment to the Company’s Articles of Incorporation to Increase the Shares of Common Stock Authorized for Issuance” beginning on page 33 of the Company’s Definitive Proxy Statement in connection with the Annual Meeting, filed with the SEC on May 29, 2024, (the “Proxy Statement”) and is incorporated herein by reference.

Following shareholder approval, the Company filed the amendment to the Articles of Incorporation with the Virginia State Corporation Commission on July 15, 2024, to be effective as of 5:00 PM Eastern Time, July 15, 2024.

Item 5.07 - Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on July 15, 2024. At the Annual Meeting, the Company’s shareholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Proxy Statement. At the close of business on May 7, 2024, the record date for the Annual Meeting, there were 14,847,927 shares of the Company’s voting common stock outstanding. At the meeting there were 11,041,872 shares of the Company’s voting common stock represented in person or by proxy, constituting a quorum.

The voting results from the Annual Meeting as to the proposals presented to the shareholders were as follows:

Proposal 1: Election of Directors. The Company’s shareholders elected sixteen directors to each serve a one-year term expiring in 2025. The voting results were as follows:

	Common Stock
Director	Votes For	Votes Against	Votes Abstained	Broker Non Votes
Mark G. Anderson	7,854,049	34,036	28,061	3,125,726
Julian F. Barnwell, Jr.	7,857,362	38,564	20,221	3,125,725
Oscar M. Bean	7,854,899	44,521	16,727	3,125,725
Katherine D. Bonnafé	7,823,776	72,149	20,221	3,125,725
David P. Boyle	7,846,510	50,156	19,481	3,125,725
James M. Burke	7,856,341	38,611	21,195	3,125,725
James P. Geary, II	7,862,439	36,617	17,091	3,125,725
Georgette R. George	7,865,360	39,851	10,935	3,125,725
Gary L. Hinkle	7,864,706	41,657	9,784	3,125,725
S. Laing Hinson	7,551,198	344,728	20,221	3,125,725
Jason A. Kitzmiller	7,859,215	39,498	17,435	3,125,724
H. Charles Maddy, III	7,779,410	122,082	14,655	3,125,725
Shawn P. McLaughlin	7,829,479	66,410	20,259	3,125,724
Charles S. Piccirillo	7,858,862	38,796	18,490	3,125,724
Jose D. Riojas	7,792,049	96,221	27,876	3,125,725
Jill S. Upson	7,828,782	73,993	13,372	3,125,725

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024. The voting results were as follows:

Common Stock
Votes For	Votes Against	Votes Abstained	Broker Non Votes
11,005,877	27,805	8,189	—

Proposal 3: Amendment to Articles of Incorporation. The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock from 20,000,000 to 40,000,000. The voting results were as follows:

Common Stock
Votes For	Votes Against	Votes Abstained	Broker Non Votes
9,948,922	1,025,871	67,073	—

Item 9.01 - Financial Statements and Exhibits
(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1*	Articles of Amendment to the Articles of Incorporation of Burke & Herbert Financial Services Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 16th day of July, 2024.

Burke & Herbert Financial Services Corp.

By:	/s/ Roy E. Halyama
Name:	Roy E. Halyama
Title:	Executive Vice President, CFO